UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 29, 2018
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 29, 2018, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), completed the sale of the assets of the Company's GTX ECN business, an institutional platform for trading foreign exchange (the "GTX Business"), to 360TGTX Inc. ("Buyer"), a subsidiary of Deutsche Börse AG, pursuant to an Asset Purchase Agreement dated as of May 29, 2018 (the "Purchase Agreement"). The Company previously announced its entry into the Purchase Agreement in a Current Report on Form 8-K filed on May 30, 2018 (the "Prior 8-K").

As reported in the Prior 8-K, the Purchase Agreement provides for a cash purchase price for the GTX Business of $100 million, subject to a customary adjustment based on the GTX Business's working capital on the closing date. The Purchase Agreement contains customary representations and warranties that generally survive until the first anniversary of the closing date. The Company has also agreed to certain non-competition and non-solicitation obligations relating to the GTX Business and its employees that expire on the third anniversary of the closing date. The Company will continue to provide certain transition services to Buyer for an initial period of 3 months following the closing date, and the parties have entered into commercial agreements relating to the continuing support of the GTX Business's prime-of-prime product offering, GTX Direct, and the Company's continued use of the GTX platform as a hedging venue.

Item 9.01. Financial Statements and Exhibits

(b)     Pro Forma Financial Information

Attached as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, are the unaudited pro forma condensed consolidated financial statements of the Company giving effect to the transactions contemplated by the Purchase Agreement for the periods stated therein.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of GAIN Capital Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 6, 2018

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Nigel Rose
Name:	Nigel Rose
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of GAIN Capital Holdings, Inc.